================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 9, 2004

                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       1-10702              34-1531521
--------------------------------------------------------------------------------
  (State or Other Jurisdiction           (Commission           (IRS Employer
        of Incorporation)               File Number)        Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut               06880
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02.  Results of Operations and Financial Condition.

     (a) Terex Corporation ("Terex" or the "Company") today filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission ("SEC"), notifying the SEC that the Company is delaying filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2004, pending completion of a previously announced examination of certain intercompany accounts. For further information concerning this previous announcement, see the Current Report on Form 8-K filed by the Company on October 27, 2004.

     As part of the Company's continual review process of its accounts (in accordance with its financial and internal controls), during the preparation of its interim financial reports for the third quarter of 2004, the Company commenced a detailed examination of intercompany transactions that may have given rise to an imbalance in certain intercompany accounts. As part of this examination, the Company has identified several likely entries to the accounts giving rise to the imbalance that require reclassification. Due to the fact that several of these entries occurred as long as 10 years ago, the process of verifying the entries in question is time consuming. Accordingly, the Company's review process is still ongoing.

     Given the ongoing review process by the Company, no final determination has been made as to the extent to which adjustments to the financial statements may be required to be made in prior periods. The ultimate resolution of the items comprising the net intercompany account imbalance could have impacts to balance sheets and income statements greater or lesser than the aggregate imbalance itself on individual line items of any impacted financial statements. While the examination is continuing, at this stage the Company believes that the potential for adjustments to its financial statements primarily relates to periods in 2002 and earlier; however, the adjustments may impact the periods covered by the Quarterly Report on Form 10-Q for the period ended September 30, 2004. In addition, the financial statements to be contained in such Quarterly Report on Form 10-Q will be subject to the completion of review procedures by the Company's independent auditors, PricewaterhouseCoopers LLP, as required by Rule 10-01(d) of Regulation S-X.

     As noted above, until the examination is concluded, the amounts and the related period for any adjustments cannot be finally determined. In addition, until the Company's review is completed, there can be no assurance that additional adjustments to the financial statements will not be identified.

     The Audit Committee of the Company's Board of Directors has retained independent counsel to advise it with respect to this matter and such counsel has been instructed by the Audit Committee to commence its own independent investigation into this issue on behalf of the Audit Committee.

     (b) Safe Harbor Statement. The above contains forward-looking statements based on Terex's current expectations and projections about future events. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: until the review of its intercompany account imbalance by the Company is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such review, nor can there be assurance that additional adjustments to the financial statements will not be identified; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. Actual events or the actual future results of the Company may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements herein speak only as of the date of this document. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this document to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 2004


                                             TEREX CORPORATION


                                             By: /s/Phillip C. Widman
                                                 Phillip C. Widman
                                                 Senior Vice President and
                                                 Chief Financial Officer









                                     - 3 -